EIGHTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS
THIS EIGHTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS (the “Amendment”), dated as of March 19, 2018, is entered into by and among DASAN ZHONE SOLUTIONS, INC., a Delaware corporation (“DZS”), ZTI MERGER SUBSIDIARY III, INC., a Delaware corporation (“ZTI”; DZS and ZTI are sometimes referred to herein individually as a “Borrower” and collectively as the “Borrowers”), DASAN NETWORK SOLUTIONS, INC., a California corporation (“DNS”), PREMISYS COMMUNICATIONS, INC., a Delaware corporation (“Premisys”), ZHONE TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, (“Zhone International”), PARADYNE NETWORKS, INC., a Delaware corporation (“Paradyne Networks”), PARADYNE CORPORATION, a Delaware corporation (“Paradyne Corporation”; DNS, Premisys, Zhone International, Paradyne Networks, and Paradyne Corporation are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS
A.    Borrowers, Guarantors, and Lender are parties to (i) a Credit and Security Agreement, dated March 13, 2012 (as amended by that certain First Amendment to Credit and Security Agreements, dated as of March 13, 2013 (the “First Amendment”), that certain Second Amendment to Credit and Security Agreements, dated September 30, 2013 (the “Second Amendment”), that certain Third Amendment to Credit and Security Agreements, dated March 5, 2014 (the “Third Amendment”), that certain Fourth Amendment to Credit and Security Agreements, dated March 6, 2015 (the “Fourth Amendment”), and that certain Fifth Amendment to Credit and Security Agreement, dated March 23, 2016 (the “Fifth Amendment”), that certain Sixth Amendment to Credit and Security Agreements and Consent, dated September 9, 2016 (the “Sixth Amendment”), and that certain Joinder and Seventh Amendment to Credit and Security Agreements, dated October 7, 2016 (the “Seventh Amendment”), and as further amended from time to time, the “Domestic Credit Agreement”), and (ii) a Credit and Security Agreement (Ex-Im Subfacility), dated March 13, 2012 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment, and as further amended from time to time, the “Ex-Im Credit Agreement”; and together with the Domestic Credit Agreement, collectively, the “Credit Agreements”). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreements unless otherwise specified in this Amendment.
B.    Lender and Borrowers wish to amend the Credit Agreements on the terms and conditions set forth herein.
C.    Borrowers and Guarantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender’s rights and remedies as set forth in the Credit Agreements or any other Loan Document is being waived or modified by the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
1.Amendments to Credit Agreements. The Credit Agreements are amended as follows:
1.1    The definition of “DNS Subsidiary” that appears in Schedule 1.1 to the Credit Agreements is hereby amended and restated to read in its entirety as follows:
““DNS Subsidiary” means (a) any Subsidiary of DNS existing as of the Seventh Amendment Effective Date, (b) Dasan India Private Limited and (c) D-Mobile Limited.”
1.2    Notwithstanding anything to the contrary in the Credit Agreements (including Sections 6.12 and 6.15 of the Credit Agreements and Section 2.1(c) of the Seventh Amendment), the Stock owned by DNS in each of Dasan India Private Limited, Dasan Network Solutions Japan, Inc., Dasan Vietnam Co., Ltd. and D-Mobile Limited shall not constitute “Collateral,” “Investment Related Property” or “Pledged Interests” for any purpose under the Loan Documents nor be subject to any Lien granted to Lender thereunder.
1.3    The post-closing covenant set forth in Section 6 of the Seventh Amendment is hereby waived by Lender.
2.    Conditions Precedent. This Amendment shall be effective when Lender shall have received a duly executed original of this Amendment from the Borrowers and Guarantors, and the representations and warranties set forth in this Amendment shall be true and correct.
3.    Representations and Warranties. Borrowers and Guarantors hereby represent and warrant to Lender as follows:
3.1    Borrowers and Guarantors have all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of their obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrowers and Guarantors and constitute the legal, valid and binding obligation of Borrowers and Guarantors, enforceable against Borrowers and Guarantors in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
3.2    The execution, delivery and performance by Borrowers and Guarantors of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action on the part of Borrowers and Guarantors and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, other than authorizations, consents or approvals that have been obtained and are in full force and effect, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrowers or Guarantors, or the certificates of incorporation or by-

laws of Borrowers or Guarantors, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other Material Contract to which Borrowers or Guarantors are a party or by which Borrowers and Guarantors or their respective properties may be bound or affected, except to the extent that any such breach or default could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
3.3    All of the representations and warranties contained in Section 5 and Exhibit D of the Credit Agreements are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties continue to be true and correct in all material respects as of such earlier date).
4.    References. All references in the Credit Agreements to “this Agreement” shall be deemed to refer to the Credit Agreements as amended hereby; and any and all references in the other Loan Documents to the Credit Agreements shall be deemed to refer to the Credit Agreements as amended hereby.
5.    No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreements or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.
6.    Release. Borrowers and Guarantors hereby absolutely and unconditionally release and forever discharge Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrowers or Guarantors have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the Borrowers and Guarantors in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention each of the Borrowers and Guarantors waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.
7.    Costs and Expenses. Borrowers agree to pay all reasonable out-of-pocket fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make a loan to Borrowers under the Credit Agreements, or apply the proceeds of any loan, for the purpose of paying any such reasonable out-of-pocket fees, disbursements, costs and expenses.
8.    Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Transmission by facsimile or “pdf” file of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by, the laws of the State of California. In the event of any conflict between this Amendment and the Credit Agreements, the terms of this Amendment shall govern.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:
DASAN ZHONE SOLUTIONS, INC.
By: /s/Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

ZTI MERGER SUBSIDIARY III, INC.
By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

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GUARANTORS:

DASAN NETWORK SOLUTIONS, INC.
By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

PREMISYS COMMUNICATIONS, INC.
By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

ZHONE TECHNOLOGIES
INTERNATIONAL, INC.

By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

PARADYNE NETWORKS, INC.
By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

PARADYNE CORPORATION
By:/s/ Michael Golomb
Name: Michael Golomb
Title:     Chief Financial Officer

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Eighth Amendment to Credit and Security Agreements
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LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/ Harry L. Joe
Name: Harry L. Joe
Title: Authorized Signatory

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